SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 14, 2002

                           Instinet Group Incorporated
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                     000-32717               13-4134098
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(State or Other Jurisdiction       (Commission File           (IRS Employer
      of Incorporation)                 Number)            Identification No.)

3 Times Square, New York, New York                                10036
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         (Address of Principal Executive Offices)              (Zip Code)

        Registrant's telephone number, including area code: 212-310-9500

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events

On June 9, 2002, Instinet Group Incorporated, a Delaware corporation ("Instinet"), Daiquiri Merger Corporation, a Delaware corporation and a wholly owned subsidiary of Instinet ("Merger Sub"), and Island Holding Company, Inc., a Delaware corporation ("Island"), entered into an Agreement and Plan of Merger (the "Merger Agreement"). The Merger Agreement provides for Merger Sub to merge (the "Merger") with and into Island, the parent company of Island ECN. As a result of the Merger, Island would become a wholly owned subsidiary of Instinet. Completion of the Merger is subject to customary closing conditions, including regulatory approvals.

Instinet expects to pay a $1.00 per share cash dividend to Instinet stockholders of record as of a date prior to closing of the Merger. Under the terms of the Merger, based on the $7.05 closing price of Instinet common stock on June 7, 2002 and after adjusting for the dividend, Instinet would issue approximately 77 million shares to Island's existing stockholders. In addition, Island options and warrants would be converted into options and warrants to purchase approximately 9 million shares of Instinet with an aggregate exercise price of approximately $13 million. The amount of Instinet shares actually issued to Island's stockholders will depend on Instinet's share price and the exercise of any Island options and warrants prior to closing. However, the total number of Instinet shares to be issued in respect of Island's outstanding shares, options and warrants will remain relatively constant at approximately 86 million shares, regardless of Instinet's share price. Based on the terms described above, Island's existing stockholders would own approximately 25% of the outstanding Instinet stock on a fully-diluted basis following the merger. The foregoing description of the Merger Agreement is qualified in its entirety by reference to the Merger Agreement, a copy of which is included as Exhibit 2.1 hereto and is incorporated by reference herein.

In connection with the execution of the Merger Agreement, Reuters Limited ("Reuters") and Instinet entered into an Amended and Restated Corporate Agreement, dated as of June 9, 2002, which will only become effective upon completion of the Merger. A copy of the Amended and Restated Corporate Agreement is included as Exhibit 10.1 hereto and is incorporated by reference herein.

In connection with the execution of the Merger Agreement, Instinet, Reuters and Datek Online Holdings ("Datek") entered into a Stockholders Agreement, dated as of June 9, 2002 providing for certain rights and obligations of Reuters and Datek following the Merger. A copy of the Datek Stockholders Agreement is included as Exhibit 10.2 hereto and is incorporated by reference herein.

In connection with the execution of the Merger Agreement, Instinet, Reuters, Reuters C Corporation, Reuters Holdings Switzerland (together with Reuters and Reuters C Corporation, the "Reuters Entities") and certain Island stockholders entered into a Stockholders Agreement, dated as of June 9, 2002 (the "Island Stockholders Agreement"), which sets out rights and obligations of Instinet, the Reuters Entities and certain holders of Island stock who will receive Instinet common stock in the Merger. Among other things, the Island Stockholders Agreement provides that certain holders of Island stock who receive Instinet common stock in the Merger will be entitled to nominate three directors to the Instinet board of directors following the Merger. The foregoing description of the Island Stockholders Agreement is qualified by reference to the Island Stockholders Agreement, a copy of which is included as Exhibit 10.3 hereto and is incorporated by reference herein.

In connection with the execution of the Merger Agreement, Island, certain Island stockholders and Instinet entered into a Voting Agreement, dated as of June 9, 2002 (the "Island Voting Agreement") pursuant to which, among other things, such Island stockholders agreed to vote in favor of the Merger. The foregoing description of the Island Voting Agreement is qualified by reference to the Island Voting Agreement, a copy of which is included as Exhibit 10.4 hereto and is incorporated by reference herein.

In connection with the execution of the Merger Agreement, the Reuters Entities, Island and Instinet entered into a Voting Agreement, dated as of June 9, 2002 (the "Reuters Voting Agreement") pursuant to which, among other things, the Reuters Entities agreed to consent to the issuance of Instinet common stock in the Merger and to the adoption of an Amended and Restated Certificate of Incorporation of Instinet, to take effect only upon consummation of the Merger. The foregoing description of the Reuters Voting Agreement is qualified by reference to the Reuters Voting Agreement, a copy of which is included as
Exhibit 10.5 hereto and is incorporated by reference herein.

In connection with the execution of the Merger Agreement, Datek and Instinet entered into a Voting Agreement, dated as of June 9, 2002 (the "Datek Voting Agreement") pursuant to which, among other things, Datek agreed to vote in favor of the Merger. The foregoing description of the Datek Voting Agreement is qualified by reference to the Datek Voting Agreement, a copy of which is included as Exhibit 10.6 hereto and is incorporated by reference herein.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

         Number     Description

          2.1 Agreement and Plan of Merger, dated as of June 9, 2002, among Instinet Group Incorporated, Daiquiri Merger Corporation and Island Holding Company, Inc. The Company's Amended and Restated By-laws and Amended and Restated Certificate of Incorporation are included as exhibits.

         10.1 Amended and Restated Corporate Agreement, dated as June 9, 2002, by and between Reuters Limited and Instinet Group Incorporated.

         10.2 Datek Stockholders Agreement, dated as of June 9, 2002 by and between Instinet Group Incorporated, Reuters Limited, and Datek Online Holdings Corp.

         10.3 Stockholders Agreement, dated as of June 9, 2002, by and among Instinet Group Incorporated, Reuters Limited, Reuters C Corporation, Reuters Holdings Switzerland SA, the Island Stockholders, and Edward Nicoll.

         10.4 Voting Agreement, dated as of June 9, 2002, by and among, Island Holding Company, Inc., the stockholders of Island Holding Company, Inc., and Instinet Group Incorporated.

         10.5 Voting Agreement, dated as of June 9, 2002, by and among Reuters Limited, Reuters C Corp and Reuters Holdings Switzerland SA, Island Holding Company, Inc., and Instinet Group Incorporated.

         10.6 Voting Agreement, dated as of June 9, 2002, by and between Datek Online Holdings Corp. and Instinet Group Incorporated.

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                                   Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                        INSTINET GROUP INCORPORATED
                                                Registrant



Date: June 14, 2002
                                            By:
                                                ----------------------------
                                            Mark Nienstedt
                                            Acting President and Chief
                                            Executive Officer, and Chief
                                            Financial Officer, and Director

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                                  Exhibit Index



         Number     Description

          2.1 Agreement and Plan of Merger, dated as of June 9, 2002, among Instinet Group Incorporated, Daiquiri Merger Corporation and Island Holding Company, Inc.

         10.1 Amended and Restated Corporate Agreement, dated as June 9, 2002, by and between Reuters Limited and Instinet Group Incorporated.

         10.2 Datek Stockholders Agreement, dated as of June 9, 2002 by and between Instinet Group Incorporated, Reuters Limited, and Datek Online Holdings Corp.

         10.3 Stockholders Agreement, dated as of June 9, 2002, by and among Instinet Group Incorporated, Reuters Limited, Reuters C Corporation, Reuters Holdings Switzerland SA, the Island Stockholders, and Edward Nicoll.

         10.4 Voting Agreement, dated as of June 9, 2002, by and among, Island Holding Company, Inc., the stockholders of Island Holding Company, Inc., and Instinet Group Incorporated.

         10.5 Voting Agreement, dated as of June 9, 2002, by and among Reuters Limited, Reuters C Corp and Reuters Holdings Switzerland SA, Island Holding Company, Inc., and Instinet Group Incorporated.

         10.6 Voting Agreement, dated as of June 9, 2002, by and between Datek Online Holdings Corp. and Instinet Group Incorporated.